U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 31, 2000

                           WSi INTERACTIVE CORPORATION
             (Exact name of registrant as specified in its charter)


  BRITISH COLUMBIA, CANADA               0-25860                    NONE
(State or other jurisdiction of   Commission File Number)    (I.R.S. Employer
     incorporation)                                          Identification No.)

  SUITE 200 - 1200 WEST PENDER STREET, VANCOUVER, BC             V6E 2S9
        (Address of principal executive offices)               (Zip code)

Issuer's telephone number: (604) 681-4911

                                       N/A

          (Former name or former address, if changed since last report

                           Exhibit Index is on page 5
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ITEM 5.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO.            DESCRIPTION

Exhibit                99.1 WSi INTERACTIVE CORPORATION. Press Release dated
                       August 31, 2000.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 31, 2000

                                   WSi INTERACTIVE CORPORATION
                                   (Registrant)

                                   By:/S/ THEO SANIDAS
                                   Name:   Theo Sanidas
                                   Title:  President

                                  EXHIBIT INDEX

Number                 Exhibit

Exhibit 99.1           WSi INTERACTIVE CORPORATION.
                       Press Release dated
                       August 31, 2000.